================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 March 22, 2001


                                STYLECLICK, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                       333-33194             13-4106745
(State or other Jurisdiction of                             (I.R.S. Employer
         incorporation)         (Commission File Number)  Identification Number)


                 5105 W. Goldleaf Circle, Los Angeles, CA 90056
          (Address, including zip code, of Principal Executive Offices)


                                 (323) 403-1000
               (Registrant's telephone number including area code)


================================================================================

Item 5.    OTHER EVENTS.

         On March 22, 2001, Styleclick, Inc. (the "Company") announced that it had entered into an Asset Purchase Agreement (the "Purchase Agreement") with Lakeview Ventures, L.L.C., Ian Drury and Brent Hill whereby the Company will acquire certain intellectual property and other assets formerly held by MVP.com, Inc. A copy of the Company's press release, dated March 22, 2001 announcing, among other things, execution of the Purchase Agreement, is attached as Exhibit
99.1 and incorporated herein by reference.

         On March 22, 2001, the Company also announced that it has agreed with USA Networks, Inc., the Company's majority-holder ("USAi"), that USAi would make available to the Company a $15 million, 18- month credit facility. A copy of the Company's press release, dated March 22, 2001 announcing, among other things, the credit facility, is attached as Exhibit 99.1 and incorporated herein by reference.

         On March 22, 2001, the Company also announced that Lisa Brown had been appointed CEO of Styleclick and Robert Halper had been appointed President and COO of Styleclick. Ms. Brown and Mr. Halper will also continue to serve as President and CEO and EVP, Operations, respectively, of USA Electronic Commerce Solutions, a subsidiary of USAi. Ian Drury and Brent Hill, formerly of MVP.com, will also be joining the executive staff of Company as Executive Vice Presidents. The Company also announced that Maurizio Vecchione, the former CEO of Styleclick, had resigned and that Ed Zinser, former COO of Styleclick, had left the Company to pursue other interests. A copy of the Company's press release, dated March 22, 2001 announcing, among other things, the changes to the Company's management, is attached as Exhibit 99.1 and incorporated herein by reference.

         On March 22, 2001, the Company also announced its revised financial outlook for 2001. A copy of the Company's press release, dated March 22, 2001 announcing, among other things, the revised outlook, is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7(c).  EXHIBITS.

         99.1 Press release issued by Styleclick, Inc. on March 22, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Date: March 22, 2001

                                        Styleclick, Inc.


                                        By:  /s/  Lisa Brown
                                             ----------------------------------
                                             Name:   Lisa Brown
                                             Title:  Chief Executive Officer

                                  EXHIBIT INDEX

99.1     Press release issued by Styleclick, Inc. on March 22, 2001.